1 Product Roadmap J. Peter Geerlofs, M.D. Chief Medical Officer Allscripts Exhibit 99.6

2 Product Roadmap What sets us apart, even more than our highly successful current EHR products… is execution on a product strategy that anticipates healthcare transformation

3 Fundamentals Stages of Technology Adoption IDDUINEM Allscripts EHR Mental Model™

4 Technology Adoption Substitutive Innovative Transformative

5 Technology Adoption * * * * * * SUBSTITUTIVE Doing the same thing by simply substituting the new technology for the old

6 Healthcare Transformation Pay for Quality Connectivity Empowered Patients

8
TouchWorks V11
Substitutive Features
Chart-Like
Easy to Learn and Use
Integrated Dictation
Innovative Features
Order-of-magnitude Faster Workflows
Configurable
Point of Care Decision Support
Transformative Features
Health Management Plan/Careguides
Plug-in Capable Architecture

18 Health IT Rapidly Evolving Job #2 Delivering what the health enterprise will need… tomorrow Job #1 Delivering what physicians will use… today

19 EHR Mental Model™

20 EHR Mental Model™

21 EHR Mental Model™

22 Connect to Patients 22 Transformed healthcare will be all about putting the patient at the center of the process.

23 Connect to Ancillaries 23 Technology makes it easy to interconnect any and all instruments collecting information about patients.

24 Connect to Care Team 24 Management of chronic disease requires a team who may be physically separated, but virtually on the same page.

25 Connect to Research 25 50% of healthcare doesn’t work! Research and clinical practice need to be seamlessly integrated.

26
In Conclusion – Pay For Quality
"Over the next five to ten years, pay-for-
performance-based compensation could account
for 20-30% of what the federal programs pay."
Wall Street Journal
9/17/04
AMA/CMS/NCQA Collaborate on Quality Measures
P4P/P4Q Requires a New Generation of EHRs

27 27 Questions

28 Product Roadmap J. Peter Geerlofs, M.D. Chief Medical Officer Allscripts

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2006 Allscripts Investor Day

Wednesday, October 18, 2006
Rockefeller Center
New York, NY





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Courtesy of the Detroit Pubic Library, National Automotive History Collection



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IDDUINEM

"If doctors don't use it, nothing else matters"

Deliv use...



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V11
Homebase
Daily
Chart
Task List
Work List
Charge
Reports
Run Query
Paterson,Stella
Select Patient
MRN: 031230084615500
DOB: 02/27/1924
SSN: 349-12-3159
Sex: F
Age: 82 Years
Adult Patient View
Pat Loc: Room 2
Status: Nurse Intake
Problem
ChartViewer
Encounter
Active Problems
Type
Chronic
Angina Pectoris (413.9)
Asthma (493.90)
Congestive Heart Failure (428.0)
Coronary Artery Disease (414.0)
Depression (311)
Diverticulosis (562.10)
Hypothyroidism (244.9)
Myocardial Infarction (410.90)
Osteoarthritis (715.90)
New
Edit
CarePlan
Resolve
Meds/Orders
Allergies
Tasks
Current Meds/Orders
Problem
Angina Pectoris
Baby Aspirin 81 MG Tablet
Nitroglycerin 0.4 MG Tablet
Asthma
Accolate 20 MG Tablet
Advair Diskus 250-50
Albuterol 90 MCG/ACT Aerosol Solution
Atypical Depressive Disorder
Fluoxetine HCl 20 MG Capsule
Congestive Heart Failure
New
Edit
D/C
Continue
Complete
Health Management Plan
Health Management
Problem
Item Name
Schedule
Graph
Trend
Most Recent
Today 10/15/2006
Next
Diastolic q1y 75 10Jun2005 72 12Dec2005
Temperature q1y 98.4 10Jun2005 98.6
Heart Rate q1y 78 10Jun2005 74
Respiration q1y 20 10Jun2005 20
Height q1y 64 10Jun2005 64
Weight q1y 140 10Jun2005 142 12Dec2005
BMI q1y 24 10Jun2005 24.4
New
Edit


V11
Homebase
Daily
Chart
Task List
Work List
Charge
Reports
Run Query
Paterson,Stella
Select Patient
MRN: 031230084615500
DOB: 02/27/1924
SSN: 349-12-3159
Sex: F
Age: 82 Years
Status: Nurse Intake
Problem
ChartViewer
Encounter
Patient Worklist
All by Section by Sub-Se
None
Notes
Evaluation
Amb Evaluation - 17Dec2003 - Other - Carter, Michael
Office Notes
Amb Acute Care - 01Aug2006 - Non-Appointment - Bones, Jeff
Amb Followup - 01Aug2006 - Non-Appointment - Bones, Jeff
Amb Followup - 02Jan2006 - Other - Medici, James
Dx Diabetes F/U - 07Jul2005 - Appointment - Medici, James
Dx CHF - 20Dec2004 - Other - Medici, James
Amb Acute Care - 17Jun2004 - AUDIT - Carter, Michael
Dx CHF - 25Mar2004 - Other - Carter, Michael
Dx CHF - 17Dec2003 - Other - Carter, Michael
dDx CHF - 12Dec2003 - Other - Medici, James
dDx Chest Pain - 01May2003 - Other - Medici, James
dDx Diabetes F/U - 29May2002 - Other - Medici, James
dAmb Followup - 13Apr2002 - Other - Medici, James
dDx Diabetes F/U - 04Feb2002 - Other - Medici, James
dAmb New Patient - 02Nov2001 - Other - Medici, James
Hospital
sHos ER Note - 12Dec2003 - Image Encounter - Unassociated
sHos Discharge Summary - 18Oct2003 - Image Encounter - Unas
New
View
Print
Clinical Exchange Document
Personalize
Tasks
Problem
Aerosol Solution
Capsule
Today 10/15/2006
Next
12Dec2005
12Dec2005
Diastol
Temper
Heart R
Respira
Height
Weight
BMI
New
Edit


V11
Homebase
Daily
Chart
Task List
Work List
Charge
Reports
Run Query
Paterson,Stella
Select Patient
MRN: 031230084615500
DOB: 02/27/1924
SSN: 349-12-3159
Sex: F
Age: 82 Years
Status: Nurse Intake
Problem
ChartViewer
Encounter
Patient Worklist
All by Encounter
None
01Aug2006 - Non-Appointment
Amb Acute Care - Bones, Jeff
Amb Followup - Bones, Jeff
24Apr2006 - Non-Appointment
dProc GI - Gaston, David
02Jan2006 - Other
Amb Followup - Medici, James
l Comp Metabolic Profile - Medici, James
l Hemoglobin A1C - Medici, James
l Lipid Profile - Medici, James
l Microalbumin, Random Urine - Medici, James
07Jul2005 - Appointment
Dx Diabetes F/U - Medici, James
l Comp Metabolic Profile - Medici, James
l Glucose Fasting - Medici, James
l Hemoglobin A1C - Medici, James
l Lipid Profile - Medici, James
l Microalbumin, Random Urine - Medici, James
05Jan2005 - Image Encounter
sLaboratory Results - Medici, James
sECG - Medici, James
sLaboratory Results - Medici, James
New
View
Print
Clinical Exchange Document
Personalize
Tasks
Problem
Aerosol Solution
Capsule
Today 10/15/2006
Next
12Dec2005
12Dec2005
Chronic
New
Edit



V11
Homebase
Daily
Chart
Task List
Work List
Charge
Reports
Run Query
Paterson,Stella
Select Patient
MRN: 031230084615500
DOB: 02/27/1924
SSN: 349-12-3159
Sex: F
Age: 82 Years
Adult Patient Vi
Status: Nurse Intake
Problem
ChartViewer
Encounter
Patient Worklist
All by Problem by Encou
None
ANGINA PECTORIS
20Dec2004 - Other
Dx CHF - Medici, James
l Comp Metabolic Profile - Medici, James
l Glucose Fasting - Medici, James
l Hemoglobin A1C - Medici, James
l Lipid Profile - Medici, James
l Microalbumin, Random Urine - Medici, James
p Peak Flow - Medici, James
sECG - Medici, James
17Jun2004 - AUDIT
Amb Acute Care - Carter, Michael
l Comp Metabolic Profile - Carter, Michael
l Glucose Fasting - Carter, Michael
l Hemoglobin A1C - Carter, Michael
l Microalbumin, Random Urine - Carter, Michael
17Dec2003 - Other
Dx CHF - Carter, Michael
p Echocardiogram Doppler - Carter, Michael
02Nov2001 - Other
dAmb New Patient - Medici, James
l BUN - Medici, James
New
View
Print
Clinical Exchange Document
Personalize
Problem
Active Proble
Chronic
New
Edit
Health Mar
Health Manag
Diastol
Temper
Heart R
Respira
Height
Weight
BMI
Tasks
Aerosol Solution
Capsule
Today 10/15/2006
Next
12Dec2005
12Dec2005


V11
Homebase
Daily
Chart
Task List
Work List
Charge
Reports
Run Query
Paterson,Stella
Select Patient
MRN: 031230084615500
DOB: 02/27/1924
SSN: 349-12-3159
Sex: F
Age: 82 Years
Adult Patient View
Pat Loc: Room 2
Status: Nurse Intake
Problem
ChartViewer
Encounter
Active Problems
Type
Chronic
Angina Pectoris (413.9)
Asthma (493.90)
Congestive Heart Failure (428.0)
Coronary Artery Disease (414.0)
Depression (311)
Diverticulosis (562.10)
Hypothyroidism (244.9)
Myocardial Infarction (410.90)
Osteoarthritis (715.90)
New
Edit
CarePlan
Resolve
Meds/Orders
Allergies
Tasks
Current Meds/Orders
Problem
Angina Pectoris
Baby Aspirin 81 MG Tablet
Nitroglycerin 0.4 MG Tablet
Asthma
Accolate 20 MG Tablet
Advair Diskus 250-50
Albuterol 90 MCG/ACT Aerosol Solution
Atypical Depressive Disorder
Fluoxetine HCl 20 MG Capsule
Congestive Heart Failure
New
Edit
D/C
Continue
Complete
Health Management Plan
Health Management
Problem
Item Name
Schedule
Graph
Trend
Most Recent
Today 10/15/2006
Next
Diastolic q1y 75 10Jun2005 72 12Dec2005
Temperature q1y 98.4 10Jun2005 98.6
Heart Rate q1y 78 10Jun2005 74
Respiration q1y 20 10Jun2005 20
Height q1y 64 10Jun2005 64
Weight q1y 140 10Jun2005 142 12Dec2005
BMI q1y 24 10Jun2005 24.4
New
Edit


V11
Homebase
Daily
Chart
Task List
Work List
Charge
Reports
Run Query
Smith,Austin
Select Patient
MRN: 040109163359500
DOB: 10/01/2001
SSN: 313-98-0983
Sex: M
Age: 5 Years
Peds2
Pat Loc: Room 2
Status: Nurse Intake
Immunizations
Vital
Immunization Chk 1 2 3 4 5
DTP 7-Jul-2001 10-Sep-2001 14-Nov-2001 24-Nov-2003
Polio 7-Jul-2001 10-Sep-2001 14-Nov-2001 24-Nov-2003
HIB 7-Jul-2001 10-Sep-2001 14-Nov-2001 24-Nov-2003
Hep B 25-May-2001 07-Jul-2001 14-Nov-2001
MMR 18-May-2002
Hep A 12-Oct-2004 15-Oct-2005
Pneumococcal 7-Jul-2001 10-Sep-2001 14-Nov-2001 18-May-2002
Varicella 18-May-2002
Meningitis
Influenza Td 19-Oct-2003 15-Nov-2004 12-Oct-2005
New Edit
Growth Chart
Normative Growth
AGE (MONTHS)
WEIGHT
New Edit
Meds/Orders
Allergies
All Meds/Orders
Type
Medications
Albuterol 90 MCG/ACT Aerosol Solution
Flovent 44 MCG/ACT Aerosol
Orders
DTaP
New Edit D/C Continue Complete
ChartViewer
Problem
Active Problems
Type
Chronic
Asthma (493.90)
Health Maintenance/Risks
5 y/o
Unverified
New Edit CarePlan Resolve


V11
Homebase
Daily
Chart
Task List
Work List
Charge
Reports
Run Query
Paterson,Stella
MRN: 031230084615500
DOB: 02/27/1924
Sex: F
Age: 82 Years
Select Patient
Adult Patient View
Problem
ChartViewer
Active Problems
Chronic
Angina Pectoris
Asthma (493.90)
Congestive Heart F
Coronary Artery Di
Depression (311)
Diverticulosis (562
Hypothyroidism (2
Myocardial Infarcti
Osteoarthritis (715
New
Edit
CarePlan
Health Management Plan
Health Management
Item Name
Diastolic
Temperature
Heart Rate
Respiration
Height
Weight
BMI
New
Edit
Hand/Fingers Exam
Brief
Comprehensive
All Normal
Previous Exam
Hand
Y N Erythema
Y N Swelling
Y N Warmth
Y N Palmar Erythema
Y N Hypertrophy
Y N Snuffbox Swelling & Tenderness
Y N Hypothenar Atrophy
Y N Thenar Atrophy
Y N Dupuytren's
Fingers
1st 2nd 3rd 4th 5th
Erythema
Swelling
Warmth
Tenderness
Deformity
Trigger
Full ROM
All Fingers
5/5 Motor
All Fingers
Fingernails
1st 2nd 3rd 4th 5th
Onychomycosis
Subungal Hematoma
Prolonged Cap Refill
All
Neurovascular
Y N Intact
Skin
Y N Lesion
Y N Injury


V11
Homebase
Daily
Chart
Task List
Work List
Charge
Reports
Run Query
Paterson,Stella
Select Patient
MRN: 031230084615500
DOB: 02/27/1924
SSN: 349-12-3159
Sex: F
Age: 82 Years
Adult Patient View
Pat Loc: Room 2
Status: Nurse Intake
Problem
ChartViewer
Encounter
Active Problems
Type
Chronic
Angina Pectoris (413.9)
Asthma (493.90)
Congestive Heart Failure (428.0)
Coronary Artery Disease (414.0)
Depression (311)
Diverticulosis (562.10)
Hypothyroidism (244.9)
Myocardial Infarction (410.90)
Osteoarthritis (715.90)
New Edit CarePlan Resolve
Meds/Orders
Allergies
Tasks
Current Meds/Orders
Problem
Angina Pectoris
Baby Aspirin 81 MG Tablet
Nitroglycerin 0.4 MG Tablet
Asthma
Asthma
Accolate 20 MG Tablet
Advair Diskus 250-50
Albuterol 90 MCG/ACT Aerosol Solution
New Edit D/C Continue Complete
Health Management Plan
Health Management
Problem
Item Name
Schedule
Graph
Trend
Most Recent
Today 10/15/2006
Next
Diastolic q1y 75 10Jun2005 72 12Dec2005
Temperature q1y 98.4 10Jun2005 98.6
Heart Rate q1y 78 10Jun2005 74
Respiration q1y 20 10Jun2005 20
Height q1y 64 10Jun2005 64
Weight q1y 140 10Jun2005 142 12Dec2005
BMI q1y 24 10Jun2005 24.4
New Edit


V11
Homebase
Daily
Chart
Task List
Work List
Charge
Reports
Run Query
Paterson,Stella
Select Patient
MRN: 031230084615500
DOB: 02/27/1924
SSN: 349-12-3159
Sex: F
Age: 82 Years
Adult Patient View
Pat Loc: Room 2
Status: Nurse Intake
Problem
ChartViewer
Encounter
Active Problems
Type
Chronic
Angina Pectoris (413.9)
Asthma (493.90)
Congestive Heart Failure (428.0)
Coronary Artery Disease (414.0)
Depression (311)
Diverticulosis (562.10)
Hypothyroidism (244.9)
Myocardial Infarction (410.90)
Osteoarthritis (715.90)
New
Edit
CarePlan
Resolve
Meds/Orders
Allergies
Tasks
Current Meds/Orders
Problem
Angina Pectoris
Baby Aspirin 81 MG Tablet
Nitroglycerin 0.4 MG Tablet
Asthma
Accolate 20 MG Tablet
Advair Diskus 250-50
Albuterol 90 MCG/ACT Aerosol Solution
Atypical Depressive Disorder
Fluoxetine HCl 20 MG Capsule
Congestive Heart Failure
New
Edit
D/C
Continue
Complete
Health Management Plan
Item Name
Schedule
Graph
Trend
Most Recent
Today 10/15/2006
Diabetes Mellitus Type-II
Metformin
500 MG Tabs...
Glucose
q3m
144 12Mar2006
Ordered
HgA1C
q3m
7.9% 12Mar2006
Ordered
Cholestrol
q6m
189 12Mar2006
LDL
q6m
132 12Mar2006
New
Edit



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Patient
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2006 Allscripts Investor Day

Wednesday, October 18, 2006
Rockefeller Center
New York, NY

